EXHIBIT 10.01

         Letter regarding change in Certifying Accountant


                           (Letterhead)


March 14, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sir or Madam:


I have read the disclosure of Form 8K of WorldNet Resource Group, Inc., and I am in agreement with the statements contained therein as they relate to AJ Robbins, PC. I have no basis to agree or disagree with other statements of the registrant contained therein.


/S/ AJ Robbins, PC